UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 28, 2015

 FEDERAL HOME LOAN BANK OF CHICAGO
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51401	36-6001019
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

200 East Randolph Drive Chicago, Illinois		60601
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code:
(312) 565-5700
Former name or former address, if changed since last report:
Not Applicable

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.

On August 28, 2015, the Board of Directors of the Federal Home Loan Bank of Chicago (the “Bank”) approved implementation of several amendments to the Bank’s Capital Plan (the “Plan”), to become effective as of October 1, 2015. The Plan defines the rights of the holders of the Bank’s Class B Capital Stock, $100 par value per share.

The Plan, as amended, is attached as Exhibit 4.1, and a letter to the Bank’s members describing the amendments is attached as Exhibit 99.1, which are incorporated herein by reference.

The description of the amendments to the Plan is qualified in its entirety by reference to a copy of the Plan, as amended, attached as Exhibit 4.1.

This Current Report contains forward-looking statements which are based upon the Bank's current expectations and speak only as of the date hereof. These statements may use forward-looking terms, such as “anticipates,” “believes,” “expects,” “could,” “plans,” “estimates,” “may,” “should,” “will,” or their negatives or other variations on these terms. The Bank cautions that, by their nature, forward-looking statements involve risk or uncertainty, that actual results could differ materially from those expressed or implied in these forward-looking statements, and that actual events could affect the extent to which a particular objective, projection, estimate, or prediction is realized. These forward-looking statements involve risks and uncertainties including, but not limited to, instability in the credit and debt markets, economic conditions (including effects on, among other things, mortgage-backed securities), changes in mortgage interest rates and prepayment speeds on mortgage assets, the Bank’s ability to successfully transition to a new business model and to pay future dividends (including enhanced dividends on activity-based capital stock), the Bank’s ability to implement revised capital plan requirements, the Bank’s ability to meet required conditions to repurchase or redeem excess capital stock from our members, including maintaining compliance with its minimum regulatory capital requirements and determining its financial condition is sound enough to support such repurchases and redemptions, and the risk factors set forth in its periodic filings with the Securities and Exchange Commission, which are available on the Bank’s website at www.fhlbc.com. The Bank assumes no obligation to update any forward-looking statements made in this Current Report.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

4.1	Second Amended and Restated Capital Plan of the Federal Home Loan Bank of Chicago, Effective as of October 1, 2015

99.1	Letter to Members, dated August 31, 2015

Signature(s)
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Chicago

Date: August 31, 2015	By: /s/ Peter E. Gutzmer
Name: Peter E. Gutzmer
Title: Executive Vice President, General Counsel & Corporate Secretary